SUN CAPITAL ADVISERS TRUST

Supplement dated May 30, 2008

To the Initial Class and Service Class Share Prospectuses and Statement of Additional Information

each dated May 1, 2008

This supplement announces a new subadviser for the SC FI Large Cap Growth Fund (the “Fund”).  On August 1, 2008, Wellington Management Company, LLP will replace Pyramis Global Advisors, LLC as subadviser to the Fund.  To reflect this change, on August 1, 2008, the name of the Fund will change to SC WMC Large Cap Growth Fund and the relevant sections of the Fund’s Initial Class and Service Class Share Prospectuses and Statement of Additional Information will be revised.

The investment goal of the Fund, long-term growth of capital, will not change.

The Fund’s prospectus currently states, under Key Investments and Strategies, that:  The fund normally invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of companies with large market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell 1000 Index or the Standard & Poor’s 500 Index (“S&P 500”)).  This sentence will be revised to replace the Russell 1000 Index with the Russell 1000 Growth Index and to delete the reference to the Standard & Poor’s 500 Index.